                                                              Ernst & Young GMBH


              REPORT OF ERNST & YOUNG GMBH, INDEPENDENT AUDITORS


  We have audited the balance sheets of OpSec Pasternak & Partner GmbH, formerly Spectrum Pasternak & Partner GmbH (a German Limited Liability Company), as prepared by the Company's bookkeepers' Schwenck GmbH of December 31, 1995 and October 31, 1996 and the related statement of income, for the period ended December 31, 1995 and for the ten month period ended October 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet and income statement are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosure in the balance sheet and income statement. An audit also includes assessing the accounting principles used and significant estimates made by mananagment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OpSec Pasternak & Partner GmbH, formerly Spectrum Pasternak & Partner GmbH, at December 31, 1995 and October 31, 1996, and the results of their operations for the period ended December 31, 1995 and for the ten month period ended October 31, 1996 in conformity with accounting principles generally accepted in the United States of America.


Dusseldorf, Germany
December 9, 1996



                                           /s/ ERNST & YOUNG GmbH

                                   SPECTRUM
                           PASTERNAK & PARTNER GMBH
                                    KREFELD


                               FINANCIAL REPORT
                                  -UNAUDITED-


                         Period ended October 31, 1996



                                 SCHWENCK GMBH
                        WIRTSCHAFTSPRUFUNGSGESELLSCHAFT
                       47877 WILLICH  HALSKESTRASSE 3-5

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT


                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                                   CONTENTS
                                   --------

                                                                            PAGE
                                                                            ----

ACCOUNTANTS' REPORT AND CERTIFICATION                                         1



FINANCIAL STATEMENTS

        Balance sheet                                                         2

        Statement of income                                                   3

        Statement of changes in shareholders' equity                          4

        Statement of cash flow                                                5

        Notes to financial statements                                       6-9



SUPPLEMENTAL INFORMATION

        Schedule of selling, administrative and general expenses             10


GENERAL CONDITIONS OF ASSIGNMENT

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                            Page 1


                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                     ACCOUNTANTS' REPORT AND CERTIFICATION
                     -------------------------------------


To the shareholders of OpSec Pasternak & Partner GmbH:


We have prepared the bookkeeping of the company and assisted in the preparation of the accompanying balance sheet as of October 31, 1996 and the related statement of income, changes in shareholders' equity and statement of cash flow for the period then ended.


Accordingly, we are not considered to be independent in respect of the preparation of the financial statements and are therefore precluded by the rules of our German Institute of Wirtschaftsprufer from expressing an opinion on the accompanying financial statements as independent auditors.


However, in accordance with the professional rules of our German Institute of Wirtschaftsprufer we certify on the basis of our work performed that nothing came to our attention to conclude that the accompanying financial statements as of October 31, 1996 do not conform with generally accepted German accounting principles and German law.



Willich, December 9, 1996



     Schwenck GmbH
Wirtschaftsprufungsgesellschaft


      /s/ K. Schwenck

       K. Schwenck
     Wirtschaftsprufer

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                            Page 2


                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD

                                 BALANCE SHEET
                                 -------------

ASSETS                                                               LIABILITIES AND SHAREHOLDERS' EQUITY
                                      October 31, 1996                                                           October 31, 1996
                                      ----------------                                                           ----------------
Current assets                                                       Current liabilities

   Cash and cash equivalents                                            Accounts payable trade                   DM     62.260.77
      (Note 2)                        DM    103.901.03
                                                                        Accrued expenses                                83.800.00
   Receivables
      Trade                                 168.690.29                  Income taxes (Note 1)                          173.923.00
      Other                                  48.025.36
                                                                        Other liabilities                               40.571.16
   Prepaid expenses                          21.848.10
                                      ----------------                                                           ----------------

       Total current assets                 342.464.78                        Total current liabilities                360.554.93
                                      ----------------                                                           ----------------

                                                                     Commitments and contingencies
                                                                              (Note 4)

Fixed and intangible assets                                          Shareholders' equity

   Intangible assets, at net book
   value (Notes 1 and 3)                    149.933.98                  Share capital - paid-in (Note 6)                25.000.00

   Property and equipment, at net                                       Retained earnings                              224.884.64
   book value (Notes 1 and 3)               118.040.81                                                           ----------------
                                      ----------------                                                                 249.884.64
                                            267.974.79                                                           ----------------
                                      ----------------
                                      DM    610.439.57                                                           DM    610.439.57
                                      ================                                                           ================



                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 3



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                              STATEMENT OF INCOME
                              -------------------

                                         Period ended
                                       October 31, 1996
                                      ------------------

Net sales                               DM  3.335.838.84
Cost of sales                               2.312.060.46
                                        ----------------
Gross profit                                1.023.778.38



Selling, administrative
and general expenses                        1.036.935.51
Depreciation                                   33.194.71
                                        ----------------
Loss from operations                           46.351.84



Other income(expense)

  Interest expense, net                        (1.799.35)
  Miscellaneous income, net                    43.512.07
                                        ----------------
Loss before income taxes                        4.639.12

Provision for income taxes (Note 1)               505.00
                                        ----------------


Net loss                                DM      5.144.12
                                        ================




                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 4



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD



                 STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                 --------------------------------------------



                         Period ended October 31, 1996



                              Share Capital            Retained
                                paid-in                Earnings              Total
                          -----------------        ---------------       --------------
Capital paid-in           DM      25.000.00        DM        0.00        DM   25.000.00
Net income 1995           DM           0.00        DM  230.028.76        DM  230.028.76
                          -----------------        ---------------       --------------

Balance at
December 31, 1995         DM      25.000.00        DM   230.028.76       DM 255.028.76
                          -----------------        ---------------       --------------



Net loss for the period
January 1, to
October 31, 1996          DM           0.00        DM     5.144.12       DM    5.144.12
                          -----------------        ---------------       --------------
Balance at
October 31, 1996          DM      25.000.00        DM   244.884.64       DM  249.884.64
                          =================        ===============       ==============

                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 5



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                            STATEMENT OF CASH FLOW
                            ----------------------



                                                                 Period ended
                                                               October 31, 1996
                                                              ------------------
CASH FLOW FROM OPERATING ACTIVITIES
 Net income (loss)                                            DM   ( 5.144.12)
                                                              ---------------
Adjustments to reconcile net income to net cash provided by operating activities

      Depreciation                                                  33.194.71
      (Increase) in accounts receivable
       and prepaid expenses                                       (222.811.97)
      (Increase) decrease in inventories                            84.576.50
      Increase (decrease)in accounts payable trade                 (48.234.76)
      Increase (decrease) in accrued expenses                       29.800.00
      Increase (decrease) in other liabilities                    (342.470.50)
      Increase (decrease) in income taxes                          (16.149.00)
                                                              ---------------

TOTAL ADJUSTMENTS

                                                              DM  (482.095.12)
                                                              ---------------

NET CASH PROVIDED (USED)
BY OPERATING ACTIVITIES                                       DM  (487.239.24)
                                                              ---------------

CASH FLOW USED IN INVESTING ACTIVITIES

 Purchase of fixed and intangible assets                      DM  (219.985.50)
                                                              ---------------

NET CASED USED IN INVESTING ACTIVITIES                        DM  (219.985.50)
                                                              ---------------

NET INCREASE (DECREASE) IN CASH
                                                                  (707.224.74)
                                                              ---------------
CASH AND CASH EQUIVALENTS
AT BEGINNING OF YEAR                                               811.125.77
                                                              ---------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                      DM   103.901.03
                                                              ===============


                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 6



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                         Period ended October 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES


         a. DEPRECIATION AND AMORTIZATION
            -----------------------------

            Depreciation of fixed and intangible assets is computed on the basis of annual rates, applied on the straight-line which are sufficient to amortize the cost of such assets over their estimated useful lives as follows:

                  Furniture and equipment               -2 to  10 years

                  Automobiles  and parts                -3 to   5 years

                  Intangible assets                     -3 to  10 years


         b. INCOME TAXES
            ------------

            Taxation assessments of the firm are subject to review and possible adjustment by German tax authorities following a tax audit and amended assessments.

            To conform with German accounting legislation the German trade tax on income and German corporation income tax must be presented under income taxes.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 7



NOTE 2 - CASH AND CASH EQUIVALENTS

         Cash and cash equivalents consist of the following:


                                                      Period ended
                                                    October 31, 1996
                                                  --------------------

                 Cash on deposit                  DM        103.306.01
                 Cash on hand                                   595.02
                                                  --------------------
                                                  DM        103.901.03
                                                  ====================

NOTE 3 - FIXED AND INTANGIBLE ASSETS

         Fixed and intangible assets at net
         book value consist of the following:

                                                      Period ended
                                                    October 31, 1996
                                                  --------------------

                 Factory and office equipment     DM        118.040.81

                 Intangible assets
                   Software, and non-compete
                   agreement net of amortization            149.933.98
                                                  --------------------
                                                  DM        267.974.79
                                                  ====================


NOTE 4 - COMMITMENTS AND CONTINGENT LIABILITIES

         The future minimum rental payments required under real estate operating leases that have initial or remaining non-cancellable lease terms in excess of one year as of October 31, 1996 are as follows:

                                                 Thousand
         Period ending October 31             Amount      DM
         ------------------------             --------------

             1996                                         21
             1997                                        124
             1998                                        120
             1999                                         86
             2000                                         21
             Thereafter                                    0
                                                         ---

             Total minimum lease payments                372
                                                         ===

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 8



NOTE 5 - FOREIGN CURRENCY EXCHANGE

         The company incurred a foreign currency exchange gain of DM 25.028.87 for the business period ended October 31, 1996.


NOTE 6 - SHAREHOLDERS' EQUITY

         Share capital - authorized and issued amounted to DM 50.000, whereof DM
         25.000 have been paid in by the shareholders.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 9



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                FIXED AND INTANGIBLE ASSETS AT OCTOBER 31, 1996
                -----------------------------------------------
                         (all amounts in German marks)



                             Factory and
                               office     Intangible  Fixed Assets
                              equipment     Assets       Total
                             -----------  ----------  ------------
COST
  At January 1, 1996          107.191.47    1.609.00    108.800.47
  Additions during period      65.680.50  154.305.00    219.985.50
                              ----------  ----------    ----------
  At October 31, 1996         172.871.97  155.914.00    328.785.97
                              ----------  ----------    ----------


DEPRECIATION
  At January 1, 1996           27.571.47       45.00     27.616.47
  Charge for period            27.259.69    5.935.02     33.194.71
                              ----------  ----------    ----------
  At October 31, 1996          54.831.16    5.980.02     60.811.18
                              ----------  ----------    ----------

  Net book value
  at October 31, 1996         118.040.81  149.933.98    267.974.79
                              ==========  ==========    ==========

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSELLSCHAFT                               Page 10



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


           SCHEDULE OF SELLING, ADMINISTRATIVE AND GENERAL EXPENSES
           --------------------------------------------------------



                                                          Period ended
                                                        October 31, 1996
                                                        ----------------
SELLING, ADMINISTRATIVE
AND GENERAL EXPENSES

 Salaries and social security expenses                   DM   308.349.68
 Commission                                                   272.484.33
 Travel expenses, entertainment, advertising                  121.664.25
 Other shipping costs                                           3.463.50
 Repairs and maintenance                                          370.00
 Rent                                                          71.500.00
 Car leasing and other car expenses                            72.397.99
 Service charges                                               81.947.26
 Utilities                                                     27.762.64
 Miscellaneous                                                 76.995.86
                                                         ---------------
                                                         DM 1.036.935.51
                                                         ===============

                                                                 Appendix II - A



                                   SPECTRUM
                           PASTERNAK & PARTNER GMBH
                                    KREFELD

                               FINANCIAL REPORT
                                  -UNAUDITED-

                         Year ended December 31, 1995








                                 SCHWENCK GMBH
                        WIRTSCHAFTSPRUFUNGSGESELLSCHAFT
                       47877 WILLICH  HALSKESTRASSE 3-5

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT


                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD


                                   CONTENTS
                                   --------

                                                         PAGE
                                                         ----

ACCOUNTANTS' REPORT AND CERTIFICATION                      1


FINANCIAL STATEMENTS


    Balance sheet                                          2

    Statement of income                                    3

    Statement of changes in shareholders' equity           4

    Statement of cash flow                                 5

    Notes to financial statements                        6-9


SUPPLEMENTAL INFORMATION


    Schedule of selling, administrative
    and general expenses                                  10



GENERAL CONDITIONS OF ASSIGNMENT

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 1


                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD


                     ACCOUNTANTS' REPORT AND CERTIFICATION
                     -------------------------------------


To the shareholders of Spectrum Pasternak & Partner GmbH:


We have prepared the bookkeeping of the company and assisted in the preparation of the accompanying balance sheet as of December 31, 1995 and the related statement of income, changes in shareholders' equity and statement of cash flow for the period then ended.


Accordingly, we are not considered to be independent in respect of the preparation of the financial statements and are therefore precluded by the rules of our German Institute of Wirtschaftsprufer from expressing an opinion on the accompanying financial statements as independent auditors.


However, in accordance with the professional rules of our German Institute of Wirtschaftsprufer we certify on the basis of our work performed that nothing came to our attention to conclude that the accompanying financial statements as of December 31, 1995 do not conform with generally accepted German accounting principles and German law.



Willich, November 24, 1996



      Schwenck GmbH
Wirtschaftsprufungsgesellschaft


      /s/ K. Schwenck

       K. Schwenck
      Wirtschaftsprufer

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                            Page 2

                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD

                                 BALANCE SHEET
                                 -------------

ASSETS                                                                 LIABILITIES AND SHAREHOLDERS' EQUITY
                                            December 31, 1995                                              December 31, 1995
                                            -----------------                                              -----------------
Current assets                                                         Current liabilities

  Cash and cash equivalents                                                 Accounts payable trade         DM  110.495.53
     (Note 2)                                  DM 811.125.77
  Receivables                                                               Accrued expenses                    54.000.00
     Other                                          1.802.50
  Inventories (Notes 1 and 3)                      84.576.50                Income taxes (Note 1)              190.072.00

  Prepaid expenses                                 13.949.28                Other liabilities                  383.041.76
                                               -------------                                               --------------

          Total current assets                    911.454.05                   Total current liabilities       737.609.29
                                               -------------                                               --------------


                                                                       Commitments and contingencies
                                                                               (Note 5)

Fixed assets
                                                                       Shareholders' equity
  Intangible assets, at net book
  value (Notes 1 and 4)                             1.664.00                Share capital - paid-in (Note 7)    25.000.00

  Property and equipment, at net                                            Retained earnings                  230.028.76
                                                                                                           --------------
  book value (Notes 1 and 4)                       79.620.00                                                   255.028.76
                                               -------------                                               --------------
                                                   81.184.00
                                               -------------
                                               DM 992.638.05                                               DM  992.638.05
                                               =============                                               ==============


                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 3



                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD


                              STATEMENT OF INCOME
                              -------------------

                                  Year ended
                               December 31, 1995
                              -------------------

Net sales                     DM     4.392.407.61
Cost of sales                        3.179.889.27
                              -------------------
Gross profit                         1.212.518.34


Selling, administrative
and general expenses                   775.660.66
Depreciation                            27.616.47
                              -------------------
Income from operations                 409.241.21


Other income(expense)

  Interest expense, net                 (6.697.65)
  Miscellaneous income, net             17.557.20
                              -------------------
Income before income taxes             420.100.75

Provision for income taxes
    (Note 1)                           190.072.00
                              -------------------

Net income                    DM       230.028.76
                              ===================



                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 4



                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD



                 STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                 --------------------------------------------



                         Year ended December 31, 1995


                         Share Capital         Retained
                            paid-in            Earnings           Total
                         -------------     -------------     --------------
Capital paid-in      DM      25.000.00     DM       0.00     DM  25.000.00
Net income           DM           0.00     DM 230.028.76     DM 230.028.76
                     -----------------     -------------     -------------

Balance
December 31, 1995    DM      25.000.00     DM 230.028.76     DM 255.028.76
                     =================     =============     =============


                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 5



                    OPSEC PASTERNAK & PARTNER GMBH, KREFELD


                            STATEMENT OF CASH FLOW
                            ----------------------


                                                            Year ended
                                                        December 31, 1995
                                                   --------------------------
CASH FLOW FROM OPERATING ACTIVITIES

Net income                                         DM              230.028.76
                                                   --------------------------
Adjustments to reconcile net income to net cash provided by operating activities

      Depreciation                                                  27.616.47
      (Increase)in accounts receivable
       other and prepaid expenses                                  (15.751.78)
      (Increase) in inventories                                    (84.576.50)
      Increase in accounts payable trade                           110.495.53
      Increase in accrued expenses                                  54.000.00
      Increase in other liabilities
      383.041.76
 Increase in income taxes                                          190.072.00
                                                   --------------------------

TOTAL ADJUSTMENTS                                  DM              664.897.48
                                                   --------------------------
NET CASH PROVIDED (USED)
BY OPERATING ACTIVITIES                            DM              894.926.24
                                                   --------------------------

CASH FLOW USED IN INVESTING ACTIVITIES

 Purchase of fixed and assets                      DM             (108.800.47)
                                                   --------------------------

NET CASH USED IN INVESTING ACTIVITIES              DM             (108.800.47)
                                                   --------------------------

CASH FLOW FROM FINANCING ACTIVITIES

  Share capital paid-in                            DM               25.000.00
                                                   --------------------------

NET CASH PROVIDED (USED) BY
FINANCING ACTIVITIES                                                25.000.00
                                                   --------------------------

NET INCREASE IN CASH                                               811.125.77
                                                   --------------------------

CASH AND CASH EQUIVALENTS
AT BEGINNING OF YEAR                                                     0.00
                                                   --------------------------

CASH AND CASH EQUIVALENTS AT END OF YEAR           DM              811.125.77
                                                   ==========================


                      See notes to financial statements.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 6



                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                         Year ended December 31, 1995


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES


         a.  INVENTORIES
             -----------

             Inventories at balance sheet date consist of goods in transit and are generally stated at the lower of cost purchase price or market value. Market is considered as the net realisable value.

         b.  DEPRECIATION AND AMORTIZATION
             -----------------------------

             Depreciation of fixed and intangible assets is computed on the basis of annual rates, applied on the straight-line which are sufficient to amortize the cost of such assets over their estimated useful lives as follows:

                  Furniture and equipment               -2 to 10 years

                  Automobiles  and parts                -3 to  5 years

                  Intangible assets                     -3 to 10 years


         c.  INCOME TAXES
             ------------

             Taxation assessments of the firm are subject to review and possible adjustment by German tax authorities following a tax audit and amended assessments.

             To conform with German accounting legislation the German trade tax on income and German corporation income tax must be presented under income taxes. The German corporation income tax has been computed following the proposal of the managing directors to distribute a dividend of DM 230.028

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 7



NOTE 2 - CASH AND CASH EQUIVALENTS

         Cash and cash equivalents consist of the following:


                                                        Year ended
                                                    December 31, 1995
                                                    -----------------

                Cash on deposit                     DM     810.560.79
                Cash on hand                                   564.98
                                                    -----------------
                                                    DM     811.125.77
                                                    =================

NOTE 3 - INVENTORIES

         Inventories consist of the following:

                                                       Year ended
                                                    December 31, 1995
                                                    -----------------

                Merchandise in transit              DM      84.576.50
                                                    =================


NOTE 4 - FIXED AND INTANGIBLE ASSETS

         Fixed and intangible assets at net book
         value consist of the following:

                                                       Year ended
                                                    December 31, 1995
                                                    -----------------
                Factory and office equipment        DM      79.620.00
                Software                                     1.564.00
                                                    -----------------

                                                    DM      81.184.00
                                                    =================

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 8



NOTE 5 - COMMITMENTS AND CONTINGENT LIABILITIES


         The future minimum rental payments required under real estate operating leases that have initial or remaining non-cancellable lease terms in excess of one year as of December 31, 1995 are as follows:

                                                  Thousand
          Year ending December 31             Amount      DM
          -----------------------             --------------

             1996                                        107
             1997                                        107
             1998                                        105
             1999                                         86
             2000                                         21
             Thereafter                                    0
                                                         ---

             Total minimum lease payments                426
                                                         ===



NOTE 6 - FOREIGN CURRENCY EXCHANGE

         The company incurred a foreign currency exchange loss of DM 28.749.02 for the business year ended December 31, 1995.


NOTE 7 - SHAREHOLDERS' EQUITY

         Share capital - authorized and issued amounted to DM 50.000, whereof DM
         25.000 have been paid in by the shareholders.

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                             Page 9



                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD


                       FIXED ASSETS AT DECEMBER 31, 1995
                       ---------------------------------
                         (all amounts in German marks)



                           Factory and
                             office               Fixed Assets
                            equipment   Software     Total
                           -----------  --------  ------------
COST
  Additions during year     107.191.47  1.609.00    108.800.47
                            ----------  --------    ----------
  At December 31, 1995      107.191.47  1.609.00    108.800.47
                            ----------  --------    ----------


DEPRECIATION
  Charge for year            27.571.47     45.00     27.616.47
                            ----------  --------    ----------
  At December 31, 1995       27.571.47     45.00     27.616.47
                            ----------  --------    ----------

  Net book value
  at December 31, 1995       79.620.00  1.564.00     81.184.00
                            ==========  ========    ==========

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSGESELLSCHAFT






                           SUPPLEMENTAL INFORMATION
                           ------------------------

SCHWENCK GMBH WIRTSCHAFTSPRUFUNGSELLSCHAFT                               Page 10



                  SPECTRUM PASTERNAK & PARTNER GMBH, KREFELD


           SCHEDULE OF SELLING, ADMINISTRATIVE AND GENERAL EXPENSES
           --------------------------------------------------------



                                                          Year ended
                                                      December 31, 1995
                                                      -----------------
SELLING, ADMINISTRATIVE
AND GENERAL EXPENSES

    Commission                                        DM    400.017.24
    Travel expenses, entertainment                           14.409.14
    Shipping costs                                            1.200.00
    Repairs and maintenance                                   4.089.40
    Car leasing and other car expenses                       14.095.63
    Service charges                                         243.296.33
    Exchange loss                                            28.749.02
    Miscellaneous                                            69.803.90
                                                      ----------------
                                                      DM    775.660.66
                                                      ================